Exhibit 10.9

SUBORDINATION AND

INTERCREDITOR AGREEMENT

dated as of December 19, 2005

by and among

SOCIÉTÉ GÉNÉRALE,

as Administrative Agent,

VIRGINIA POWER ENERGY MARKETING, INC.,

SOWOOD COMMODITY PARTNERS FUND LP,

MxENERGY HOLDINGS INC.,

MxENERGY INC.,

MxENERGY ELECTRIC INC., and

CERTAIN SUBSIDIARIES OF MxENERGY HOLDINGS INC.

6.2	Financing Matters	22
6.3	Relief From the Automatic Stay	23
6.4	Adequate Protection	23
6.5	Avoidance Issues	26
6.6	Asset Dispositions in an Insolvency Proceeding	27
6.7	Separate Grants of Security and Separate Classification	28
6.8	No Waivers of Rights of Credit Agreement Secured Parties	29
6.9	Plans of Reorganization	29
6.10	Effectiveness in Insolvency Proceedings	30
SECTION 7.	SECURED COUNTERPARTY DOCUMENTS, CREDIT AGREEMENT DOCUMENTS, AND SOWOOD DOCUMENTS	30
SECTION 8.	RELIANCE; WAIVERS; ETC	30
8.1	Reliance	30
8.2	No Warranties or Liability	30
8.3	No Waivers	30
SECTION 9.	OBLIGATIONS UNCONDITIONAL	30
9.1	Credit Agreement Obligations Unconditional	30
9.2	Secured Counterparty Obligations Unconditional	31
SECTION 10.	MISCELLANEOUS	31
10.1	Conflicts	31
10.2	Continuing Nature of Provisions	31
10.3	Amendments	32
10.4	Information Concerning Financial Condition of the Borrowers and the other Loan Parties	32
10.5	Governing Law	32
10.6	Submission to Jurisdiction	32
10.7	Notices	33
10.8	Successors and Assigns	33
10.9	Headings	33
10.10	Severability	33
10.11	Counterparts; Integration; Effectiveness	33

ii

10.12	Additional Secured Counterparties	33
10.13	Existing Intercreditor Agreement	34

Exhibits

Exhibit A                —            VPEM Documents

Exhibit B                —            Sowood Documents

Exhibit C                —            Form of Joinder Agreement

iii

SUBORDINATION AND INTERCREDITOR AGREEMENT

This Subordination and Intercreditor Agreement dated as of December 19, 2005 (this “Agreement”) is among (a) Société Générale, as Administrative Agent (in such capacity, with its successors and assigns, the “Credit Agreement Representative”) for the Credit Agreement Secured Parties (as defined below), (b) Virginia Power Energy Marketing, Inc., a Virginia corporation (“VPEM”), and each additional counterparty which becomes a party to this Agreement in compliance with Section 10.12 (VPEM and each such additional counterparty, with its successors and assigns, a “Secured Counterparty”), (c) Sowood Commodity Partners Fund LP, a Delaware limited partnership (together with its successors and assigns, “Sowood”), (d) MxEnergy Holdings Inc., a Delaware corporation (“Parent”), and (e) MxEnergy Inc., a Delaware corporation (“MxEnergy”), and MxEnergy Electric Inc., a Delaware corporation (“MxElectric”, and together with MxEnergy, the “Borrowers”), and each of the other Loan Parties (as defined below) party hereto.

INTRODUCTION

A.            The Borrowers, the Parent, the other Loan Parties, the Credit Agreement Representative and certain financial institutions are parties to a Credit Agreement dated as of December 19, 2005 (as amended, supplemented, restated, or otherwise modified from time to time, the “Initial Credit Agreement”) pursuant to which such financial institutions have agreed to make loans and extend other financial accommodations to the Borrowers.

B.            MxEnergy, certain of the other Loan Parties, and VPEM are parties to agreements described on Exhibit A (as the same may be amended, supplemented, restated, or otherwise modified from time to time, collectively, the “VPEM Agreement”) pursuant to which VPEM has agreed, among other things, to sell natural gas to MxEnergy and its subsidiaries and to extend credit to MxEnergy and its subsidiaries in connection therewith and to provide commodity price hedging arrangements for and commodity future sales to MxEnergy and its subsidiaries.

C.            MxEnergy and Sowood are parties to agreements described on Exhibit B (as the same may be amended, supplemented, restated, or otherwise modified from time to time, collectively, the “Sowood Agreement”) pursuant to which Sowood has made a $12 million subordinated revolving line of credit and a $9 million subordinated term loan available to MxEnergy.

D.            The Borrowers and the other Loan Parties propose to grant (a) to the Credit Agreement Representative a first-priority security interest in the Credit Agreement Primary Collateral and a second priority security interest in the Secured Counterparty Primary Collateral as security for the Credit Agreement Obligations, (b) to each Secured Counterparty a first-priority security interest in such Secured Counterparty’s Secured Counterparty Primary Collateral and a second-priority security interest in the Credit Agreement Primary Collateral as security for such Secured Counterparty’s Secured Counterparty Obligations, and (c) to Sowood a third-priority security interest in the Credit Agreement Primary Collateral and the Secured Counterparty Primary Collateral as security for payment and performance of Sowood Obligations.

Therefore, the parties to this Agreement agree as follows:

Section 1.  Definitions.

The following terms, as used herein, have the following meanings:

“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time.

“Cash Management Obligations” means, with respect to any Loan Party, any obligations of such Loan Party owed to a Credit Agreement Representative or any Credit Agreement Secured Party (or any of its affiliates) in respect of treasury management arrangements, depositary arrangements, or other cash management services.

“Collateral” means the Credit Agreement Primary Collateral and the Secured Counterparty Primary Collateral.

“Credit Agreement” means, collectively, (a) the Initial Credit Agreement and (b) any other credit agreement, loan agreement, note agreement, promissory note, indenture, or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance, or refund in whole or in part the indebtedness and other obligations outstanding under the Initial Credit Agreement or any other agreement or instrument referred to in this clause (b) unless such agreement or instrument expressly provides that it is not intended to be and is not a Credit Agreement hereunder.  Any reference to the Credit Agreement in this Agreement shall be deemed a reference to any Credit Agreement then in effect.

“Credit Agreement Documents” means the Credit Agreement and each Credit Agreement Security Document.

“Credit Agreement Obligations” means, with respect to any Credit Agreement, (a) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all loans made pursuant to such Credit Agreement, (b) all reimbursement obligations (if any) and interest thereon (including without limitation any Post-Petition Interest) with respect to any letter of credit or similar instruments issued pursuant to such Credit Agreement, (c) all Hedging Obligations of any Loan Party with a Credit Agreement Secured Party (or any of its affiliates) secured in connection with such Credit Agreement, (d) all Cash Management Obligations of any Loan Party owed to a Credit Agreement Secured Party (or any of its affiliates) secured in connection with such Credit Agreement, and (e) all fees, expenses, and other amounts payable from time to time pursuant to such Credit Agreement and the related Credit Agreement Documents, in each case whether allowed or allowable in an Insolvency Proceeding.  To the extent any payment with respect to any Credit Agreement Obligation (whether by or on behalf of any Loan Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside, or required to be paid to a debtor in possession, any Secured Counterparty, Sowood, any receiver or similar

Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Credit Agreement Secured Parties, the Secured Counterparties, and Sowood, be deemed to be reinstated and outstanding as if such payment had not occurred.

“Credit Agreement Obligations Payment Date” means, with respect to any Credit Agreement and the Hedging Obligations and Cash Management Obligations secured in connection with such Credit Agreement, the first date on which (a) the Credit Agreement Obligations (other than those that constitute Unasserted Contingent Obligations) have been indefeasibly paid in cash in full (or cash collateralized or defeased in accordance with the terms of the such Credit Agreement and the related Credit Agreement Documents), (b) all commitments to extend credit under such Credit Agreement have been terminated, (c) there are no outstanding letters of credit or similar instruments issued under such Credit Agreement (other than such as have been cash collateralized or defeased in accordance with the terms of the related Credit Agreement Security Documents), and (d) the Credit Agreement Representative under such Credit Agreement has delivered a written notice to each other Credit Agreement Representative, the Secured Counterparty, and Sowood stating that the events described in clauses (a), (b), and (c) have occurred to the satisfaction of the Credit Agreement Representative.

“Credit Agreement Primary Collateral” means all assets, whether now owned or hereafter acquired, of the Borrowers or any other Loan Party in which a Lien is granted or purported to be granted to any Credit Agreement Secured Party as security for any Credit Agreement Obligation, other than the Secured Counterparty Primary Collateral.

“Credit Agreement Representative” has the meaning set forth in the introductory paragraph of this Agreement.  If at anytime there is more than one Credit Agreement, the Credit Agreement Representative for each Credit Agreement shall be the Person designated as such under each Credit Agreement.

“Credit Agreement Secured Parties” means the Credit Agreement Representatives and the holders of the Credit Agreement Obligations.

“Credit Agreement Security Documents” means the “Security Documents” as defined in the Credit Agreement and any other documents that are designated under any Credit Agreement as “Credit Agreement Security Documents” for purposes of this Agreement.

“Distribution” means, with respect to any Loan Party, any payment or distribution by such Loan Party of Property of any kind or character (whether in cash, securities, assets, by set-off or otherwise and including by purchase, redemption or other acquisition) on account of indebtedness or obligations of such Loan Party or another Loan Party.

“Enforcement Action” means, with respect to any Credit Agreement Obligations, the Secured Counterparty Obligations, or Sowood Obligations, any demand for payment or acceleration thereof, the exercise of any rights and remedies with respect to any Collateral securing such obligations or the commencement or prosecution of enforcement of any of the rights and remedies under, as applicable, the Credit Agreement Documents, the Secured Counterparty Documents, or Sowood Documents or applicable law, including the exercise of any rights of set-off or recoupment and the exercise of any rights or remedies of a secured creditor under the UCC of any applicable jurisdiction or under the Bankruptcy Code.

“Hedging Obligations” means, with respect to any Loan Party, any obligations of such Loan Party owed to the Credit Agreement Representative or any Credit Agreement Secured Party (or any of its affiliates) or any Secured Counterparty in respect of any Swap Contract.

“Initial Credit Agreement” has the meaning set forth in the introduction to this Agreement.

“Insolvency Proceeding” means any proceeding in respect of bankruptcy, insolvency, winding up, receivership, dissolution, or assignment for the benefit of creditors, in each of the foregoing events whether under the Bankruptcy Code or any similar federal, state, or foreign bankruptcy, insolvency, reorganization, receivership, or similar law.

“Lenders” means the “Lenders” as defined in the Initial Credit Agreement or any Persons that are designated under a Credit Agreement as the “Lenders” for purposes of this Agreement.

“Lien” means, with respect to any asset, any mortgage, deed of trust, deed to secure debt, lien, pledge, hypothecation, assignment, encumbrance, charge, or security interest in, on, or of such asset.

“Loan Party” means the Borrowers and each direct or indirect affiliate or shareholder (or equivalent) of the Borrowers or any of their affiliates that are now or hereafter become a party to any Credit Agreement Document, Secured Counterparty Document, or Sowood Document.

“Person” means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

“Post-Petition Interest” means any interest or entitlement to fees or expenses that accrues after the commencement of any Insolvency Proceeding, whether allowed or allowable in any such Insolvency Proceeding.

“Primary Secured Counterparty” has the meaning set forth in Section 3.1(c).

“Proceeding” means, with respect to any Loan Party, any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, or reorganization proceeding, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of such Loan Party.

“Property with respect to any Person means any interest in any kind of property or asset, whether real, personal or mixed, tangible or intangible, of such Person.

“Reorganization Subordinated Securities” means equity securities or debt securities of any Loan Party or any other Person, the payment of which is subordinated in right of payment, at least to the extent provided in this Agreement with respect to the Sowood Obligations, to the payment of all Senior Obligations at the time outstanding and to the payment of all debt securities issued in exchange therefor to the holders of Senior Obligations at the time outstanding, in each case provided for by a plan of reorganization, composition, arrangement, adjustment or readjustment of such Loan Party or of its securities, which plan has been adopted pursuant to a proceeding under the Bankruptcy Code or other federal or state judicial proceeding and confirmed or approved by the court having jurisdiction of such proceeding; provided that each Credit Agreement Representative, each Secured Counterparty, Sowood, and the Loan Parties shall have entered into such supplements to or modifications to this Agreement as any Credit Agreement Representative or Secured Counterparty may reasonably request to reflect the continued subordination of the Reorganization Subordinated Securities to the Senior Obligations (or notes or other securities issued in substitution of all or a portion of the Senior Obligations) to the same extent as provided herein).

“Secondary Secured Counterparty” has the meaning set forth in Section 3.1(c).

“Secured Counterparty” has the meaning set forth in the introductory paragraph of this Agreement.

“Secured Counterparty Agreement” means the VPEM Agreement or any other agreement to which a Loan Party is a party and pursuant to which a Secured Counterparty sells electricity or gas or related products to a Loan Party or provides commodity price hedging or futures sales of commodities to a Loan Party, including any Swap Contracts for commodities.

“Secured Counterparty Documents” means, for any Secured Counterparty, each Secured Counterparty Agreement and each Secured Counterparty Security Document to which such Secured Counterparty is a party.

“Secured Counterparty Letter of Credit” means each standby letter of credit issued and outstanding from time to time under the Credit Agreement for the benefit of, and approved by, a Secured Counterparty to secure in whole or in part the Secured Counterparty Obligations.

“Secured Counterparty Obligations” means, with respect to any Secured Counterparty, (a) all amounts owed under any Secured Counterparty Document in respect of the sale of gas, electricity or related products by such Secured Counterparty, (b) all Hedging Obligations of any Loan Party with such Secured Counterparty (or any of its affiliates) secured in connection with such Secured Counterparty Document, and (c) all other amounts payable under any Secured Counterparty Document with such Secured Counterparty and interest on such amounts (including without limitation any Post-Petition Interest), whether allowed or allowable in an Insolvency Proceeding.  To the extent any payment with respect to any Secured Counterparty

Obligation (whether by or on behalf of any Loan Party, as proceeds of security, enforcement of any right of setoff, or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Credit Agreement Secured Party, Sowood, or any receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Credit Agreement Secured Parties, the Secured Counterparties, and Sowood, be deemed to be reinstated and outstanding as if such payment had not occurred.

“Secured Counterparty Obligations Payment Date” means, with respect to any Secured Counterparty Document and the Hedging Obligations secured in connection with such Secured Counterparty Document, the first date on which (a) the Secured Counterparty Obligations (other than those that constitute Unasserted Contingent Obligations) with respect to such Secured Counterparty Document have been indefeasibly paid in cash in full or cash collateral in at least the outstanding amount of such Secured Counterparty Obligations has been posted to secure such Secured Counterparty Obligations, (b) all commitments, if any, to provide electricity or gas or related products or commodity price hedging or future sales of commodities under such Secured Counterparty Document have been terminated, and (c) the Secured Counterparty under such Secured Counterparty Document has delivered a written notice to each Credit Agreement Representative, each other Secured Counterparty, and Sowood stating that the events described in clauses (a) and (b) have occurred to the satisfaction of such Secured Counterparty.

“Secured Counterparty Primary Collateral” means, with respect to each Secured Counterparty, all rights, whether now owned or hereafter acquired, and proceeds therefrom under all contracts of the Borrower or any of its Subsidiaries for the sale of electricity or gas or related products to one of such Loan Party’s customers (a) for which such Secured Counterparty provides (i) any of the electricity or gas or related products or (ii) commodity price hedging or futures sales of commodities, and (b) in which a Lien is granted or purported to be granted to such Secured Counterparty as security for any Secured Counterparty Obligation owing to such Secured Counterparty, excluding, however, accounts (as defined in the UCC) with respect to such contracts, whether now owned or hereafter acquired, and all proceeds from such accounts.

“Secured Counterparty Security Documents” means any document executed by a Loan party that purports to secure such Loan Party’s Secured Counterparty Obligations and any other documents that are designated under a Secured Counterparty Agreement as “Secured Counterparty Security Documents” for purposes of this Agreement.

“Secured Parties” means the Credit Agreement Secured Parties, the Secured Counterparties, and Sowood.

“Security Documents” means the Credit Agreement Security Documents, the Secured Counterparty Security Documents, and the Sowood Security Documents.

“Senior Default” means any Default or Event of Default, as such terms are defined in any Credit Agreement Documents or any default, event of default, termination event or similar event under any Secured Counterparty Document.

“Senior Obligations” means the Credit Agreement Obligations and the Secured Counterparty Obligations.

“Senior Obligations Acceleration” means the acceleration of any Credit Agreement Obligations or Secured Counterparty Obligations (including automatic acceleration of either of the foregoing upon any Proceeding).

“Sowood Agreement” has the meaning set forth in the introduction to this Agreement.

“Sowood Collateral” means all assets, whether now owned or hereafter acquired by a Borrower or any other Loan Party, in which a Lien is granted or purported to be granted to Sowood as security for the Sowood Obligations.

“Sowood Documents” means the Sowood Agreement and Sowood Security Document.

“Sowood Obligations” means (a) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all indebtedness under the Sowood Documents and (b) all fees, expenses, and other amounts payable from time to time pursuant to the Sowood Documents, in each case whether allowed or allowable in an Insolvency Proceeding.  To the extent any payment with respect to the Sowood Obligations (whether by or on behalf of any Loan Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Credit Agreement Secured Party, any Secured Counterparty, or any receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Credit Agreement Secured Parties, the Secured Counterparties, and Sowood, be deemed to be reinstated and outstanding as if such payment had not occurred.

“Sowood Obligations Payment Date” means the first date on which (a) the Sowood Obligations (other than those that constitute Unasserted Contingent Obligations) have been indefeasibly paid in cash in full, (b) all commitments to extend credit under the Sowood Agreement have been terminated, and (c) Sowood has delivered a written notice to each Credit Agreement Representative and each Secured Counterparty stating that the events described in clauses (a) and (b) have occurred to the satisfaction of Sowood.

“Sowood Security Documents” means the Security Agreement (as defined in Sowood Agreement) and any documents that are designated under a Sowood Agreement as “Sowood Security Documents” for purposes of this Agreement.

“Subsidiary” of a Person means any corporation, association, partnership or other business entity of which more than 50% of the outstanding equity interests having by the terms thereof ordinary voting power under ordinary circumstances to elect a majority of the board of directors or Persons performing similar functions (or, if there are no such directors or Persons, having general voting power) of such entity (irrespective of whether at the time equity interests of any other class or classes of such entity shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more Subsidiaries of such Person or by one or more Subsidiaries of such Person.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, commodity futures contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether any such transaction is governed by or subject to any master agreement and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement with respect to the foregoing (any such master agreement, together with any related schedules, a “Master Financial Agreement”), including any such obligations or liabilities under any Master Financial Agreement.

“Unasserted Contingent Obligations” shall mean, at any time, obligations for taxes, costs, indemnifications, reimbursements, damages, and other liabilities (excluding (a) the principal of, and interest and premium (if any) on, and fees and expenses relating to, any Credit Agreement Obligation, Secured Counterparty Obligation, or Sowood Obligation and (b) contingent reimbursement obligations in respect of amounts that may be drawn under outstanding letters of credit) in respect of which no assertion of liability (whether oral or written) and no claim or demand for payment (whether oral or written) has been made (and no notice for indemnification has been issued by the indemnitee) at such time.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

“VPEM Agreement” has the meaning set forth in the introduction to this Agreement.

Section 2.              Subordination.

2.1           Subordination of Sowood Obligations to Senior Obligations.  Each Loan Party covenants and agrees, and Sowood (whether upon original issue or upon transfer or assignment) likewise covenants and agrees, notwithstanding anything to the contrary contained in any of the Sowood Documents, that the payment of any and all of the Sowood Obligations shall be subordinate and subject in right and time of payment, to the extent and in the manner hereinafter set forth, to the payment of all Senior Obligations.  Each holder of Senior Obligations, whether such Senior Obligations are now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired Senior Obligations in reliance upon the provisions contained in this Agreement.  Sowood waives any and all notice of the creation, renewal, increase, extension or accrual of any of the Senior Obligations and notice of or proof of reliance by any holder of Senior Obligations upon this Agreement.  All Senior Obligations shall be deemed conclusively to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between the Loan Parties and any holder of Senior Obligations, including the transactions in respect of the Senior Obligations, shall be deemed to have been consummated in reliance upon this Agreement.

2.2           Certain Agreements.

(a)           Sowood agrees not to initiate, prosecute or participate in any claim, action or other proceeding challenging the enforceability, validity, perfection or priority of this Agreement.  The Loan Parties shall give prompt notice to Sowood and each Credit Agreement Representative and each Secured Counterparty of any Proceeding with respect to any Loan Party or of its securities or the commencement of any action by any creditor to realize upon any assets of any Loan Party.

(b)           The Senior Obligations shall continue to be treated as Senior Obligations and the provisions of this Agreement shall continue to govern the relative rights and priorities of Credit Agreement Representative, the Credit Agreement Secured Parties, the Secured Counterparties, and Sowood even if all or part of the Senior Obligations or the security interests securing the Senior Obligations are subordinated, set aside, avoided, invalidated or disallowed in connection with any such Proceeding, and this Agreement, and any such portion of the Senior Obligations originally intended to be satisfied and any such security interests, shall be reinstated if at any time any payment of any of the Senior Obligations is rescinded or must otherwise be returned by any holder of Senior Obligations or any representative of such holder.

2.3           Sowood Obligations Payment Prohibition.  Notwithstanding any of the terms of the Sowood Documents, any Loan Party hereby agrees that it may not make, and Sowood hereby agrees that it will not accept, any Distribution (other than a distribution of Reorganization Subordinated Securities) with respect to the Sowood Obligations until the Credit Obligations Payment Date for all Credit Agreement Obligations and the Secured Counterparty Obligations Payment Date for all Secured Counterparty Obligations has occurred; provided that the foregoing shall not prohibit:

(a)           payments of principal of the Sowood Obligations with respect to revolving loans when (i) no Senior Default exists immediately before and after giving effect to such payment; (ii) Borrowing Base Availability (as defined in the Initial Credit Agreement) is at least $15,000,000.00 after giving effect to such payment; and (iii) the Parent’s ratio of Consolidated EBITDA for the four fiscal quarters ending immediately before any such payment to Consolidated Interest Expense for such period is less than 3.0 to 1.0;

(b)           payments of interest on the Sowood Obligations when no Senior Default exists immediately before and after giving effect to such payment; and

(c)           non-cash payment of regularly scheduled interest and default interest on the Sowood Obligations payable in kind or by compounding pursuant to and in accordance with the terms of the Sowood Documents.

The Loan Parties shall resume Distributions in respect of the Sowood Obligations prohibited under the foregoing provisions of Section 2.3 (provided that such Distributions are not then prohibited under another provision of this Agreement), including any amounts in arrears by reason of the operation of the preceding provisions of Section 2.3, immediately upon the earlier to occur of (i) if applicable, the cure or waiver of such Senior Default in accordance with the applicable provisions of the applicable Credit Agreement Documents and Secured Counterparty Documents and the satisfaction of the conditions set forth in Sections 2.3(a)(ii) and (iii) and (ii) the date upon which the Credit Agreement Obligations Payment Date for all Credit Agreement Obligations and the Secured Counterparty Obligations Payment Date for all Secured Counterparty Obligations shall have occurred.

2.4           Sowood Obligations Standstill Provisions.  Until the earliest to occur of (a) 365 days after the occurrence of the Senior Default, (b) a Senior Obligations Acceleration, (c) commencement of any Proceeding against the Borrower, (d) the date upon which the Credit Agreement Obligations Payment Date for all Credit Agreement Obligations and the Secured Counterparty Obligations Payment Date for all Secured Counterparty Obligations has occurred, and (e) the institution or commencement by any Credit Agreement Secured Party or Secured Counterparty of any remedies against any Loan Party or in respect of any of the Senior Obligations to enforce payment of, or foreclose upon or exercise other remedies with respect to any collateral securing payment of, any Senior Obligations, Sowood shall not, without the prior written consent of each Credit Agreement Representative and each Secured Counterparty, take any Enforcement Action with respect to the Sowood Obligations.  Notwithstanding the foregoing, subject to the terms of Section 2.2(d) hereof, Sowood may file proofs of claim against any Loan Party in any Proceeding involving any Loan Party (and the principal amount of the Sowood Obligations may be accelerated upon the occurrence of a Proceeding with respect to a Loan Party).

2.5           Incorrect Payments.  (a)  If any Distribution on account of the Sowood Obligations is made and received by Sowood in contravention of the provisions of Section 2.3 or 2.4, such Distribution shall not be commingled with any of the assets of Sowood, shall be held in trust by Sowood for the benefit of the Credit Agreement Secured Parties and the Secured Counterparties.

(b)           Except for Distributions permitted under Section 2.3, (i)  any Distribution which would otherwise, but for the terms hereof, be payable or deliverable in respect of the Sowood Obligations (other than a distribution of Reorganization Subordinated Securities) shall be paid or delivered (in the same form as received, with any necessary endorsements) (A) first, directly to any Credit Agreement Representative to be held and/or applied by such Credit Agreement Representative in accordance with the terms of the applicable Credit Agreement Documents until the Credit Obligations Payment Date has occurred for all Credit Agreement Obligations and (B) second, directly to any Secured Counterparty to be held and/or applied by such Secured Counterparty in accordance with the terms of the applicable Secured Counterparty Documents until the Secured Counterparty Obligations Payment Date has occurred for all Secured Counterparty Obligations.

(ii)           (A) If more than one Credit Agreement Representative exists, then the Credit Agreement Representative receiving the Distribution shall transfer to the other Credit Agreement Representative its ratable share of such Distributions based on the outstanding Credit Agreement Obligations at such time and (B) if more than one Secured Counterparty exists, then the Secured Counterparty receiving the Distribution shall transfer to the other Secured Counterparties its ratable share of such Distributions based on the outstanding Secured Counterparty Obligations at such time.

(iii)          Sowood irrevocably authorizes, empowers and directs any debtor, debtor in possession, receiver, trustee, liquidator, custodian, conservator or other Person having authority, to pay or otherwise deliver all such Distributions to a Credit Agreement Representative until the Credit Obligations Payment Date has occurred for all Credit Agreement Obligations and to a Secured Counterparty until the Secured Counterparty Obligations Payment Date has occurred for all Secured Counterparty Obligations.  Sowood also irrevocably authorizes and empowers each Credit Agreement Representative and each Secured Counterparty, in the name of Sowood, to demand, sue for, collect and receive any and all such Distributions

(c)           The Loan Parties shall promptly notify Sowood of any change in the identity of the Credit Agreement Representatives and Secured Counterparties from time to time.  In the event that Sowood determines in good faith that further evidence is required with respect to the right of any holder of Senior Obligations to participate in any Distribution pursuant to this Agreement, Sowood may request such Person to furnish evidence to the reasonable satisfaction of Sowood as to the amount of Senior Obligations held by such Person, the extent to which such Person is entitled to participate in such Distribution and any other facts pertinent to the rights of such Person under this Agreement, and if such evidence is not furnished Sowood may defer any payment to such Person pending judicial determination as to the right of such Person to receive such Distribution; provided that, upon the written request of such Person to Sowood, such Distribution shall be made to the court having jurisdiction over such judicial determination or to another Person mutually satisfactory to such Person and Sowood, as escrowee, to be held and invested pending such judicial determination in accordance with such instructions as shall be mutually satisfactory to such Person and Sowood and upon such judicial determination becoming final and nonappealable to be distributed in accordance therewith to the Person entitled thereto.

2.6           Sale, Transfer or other Disposition of Sowood Obligations.

(a)           Sowood shall not sell, assign, pledge, dispose of or otherwise transfer all or any portion of the Sowood Obligations or any Sowood Document: (i) without giving prior written notice of such action to the Credit Agreement Representatives and the Secured Counterparties and (ii) unless, prior to the consummation of any such action, the transferee thereof shall execute and deliver to the Credit Agreement Representatives and the Secured Counterparties an agreement substantially identical to this Agreement, providing for the continued subordination of the Sowood Obligations to the Senior Obligations as provided herein and for the continued effectiveness of all of the rights of Credit Agreement Representatives and the Credit Agreement Secured Parties arising under this Agreement.

(b)           Notwithstanding the foregoing, the subordination effected hereby shall survive any sale, assignment, pledge, disposition or other transfer of all or any portion of the Sowood Obligations in violation of the foregoing prohibition, and the terms of this Agreement shall be binding upon the successors and assigns of Sowood, as provided in Section 10.8 hereof.

2.7           Legends.  Until the termination of this Agreement in accordance with Section 10.2 hereof, Sowood will cause to be clearly, conspicuously and prominently inserted on the face of each Sowood Document, as well as any renewals or replacements thereof, the following legend (or a legend substantially identical thereto):

“This instrument and the rights and obligations evidenced hereby are and shall at all times be and remain subordinated in right of payment to the extent and in the manner set forth in that certain Subordination and Intercreditor Agreement dated as of December 19, 2005 among (a) Société Générale, as Credit Agreement Representative, (b) Virginia Power Energy Marketing, Inc., a Virginia corporation, and each additional counterparty which becomes a party to such Subordination and Intercreditor Agreement in compliance with Section 10.12 thereof, (c) Sowood Commodity Partners Fund LP, a Delaware limited partnership, (d) MxEnergy Holdings Inc., a Delaware corporation, and (e) MxEnergy Inc., a Delaware corporation, and MxEnergy Electric Inc., a Delaware corporation, and each of the other Loan Parties (as defined therein) party thereto to the prior payment in full of all Senior Obligations (as defined therein), as amended, supplemented, or otherwise modified from time to time; and each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of such Subordination and Intercreditor Agreement.”

2.8           Final Payment of Senior Obligations.  Unless applicable law requires otherwise, any Distribution or other proceeds of Enforcement Action remaining in the possession of a Credit Agreement Representative or a Secured Counterparty after the Credit Agreement Obligations Payment Date for all Credit Agreement Obligations and the Secured Counterparty Obligations Payment Date for all Secured Counterparty Obligations have occurred shall be held in trust by it for the benefit of the Sowood and promptly paid or delivered to Sowood in the form received for application to the Sowood Obligations.

Section 3.  Lien Priorities.

3.1           Subordination of Liens.  (a)  Any and all Liens now existing or hereafter created or arising in favor of any Secured Counterparty in the Credit Agreement Primary Collateral, regardless of how acquired, whether by grant, statute, operation of law, subrogation, or otherwise are expressly junior in priority, operation, and effect to any and all Liens now existing or hereafter created or arising in favor of the Credit Agreement Secured Parties in the Credit Agreement Primary Collateral, notwithstanding (i) anything to the contrary contained in any agreement or filing to which any Secured Counterparty may now or hereafter be a party, and regardless of the time, order, or method of grant, attachment, recording, or perfection of any financing statements or other Liens or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provision of the UCC or any applicable law or any Credit Agreement Document or Secured Counterparty Document or any other circumstance whatsoever, and (iii) the fact that any such Liens in favor of any Credit Agreement Secured Party are (A) subordinated to any Lien securing any obligation of any Loan Party other than the Secured Counterparty Obligations or (B) otherwise subordinated, voided, avoided, invalidated, or lapsed.

(b)           Any and all Liens now existing or hereafter created or arising in favor of any Credit Agreement Secured Party in the Secured Counterparty Primary Collateral, regardless of how acquired, whether by grant, statute, operation of law, subrogation, or otherwise are expressly junior in priority, operation, and effect to any and all Liens now existing or hereafter created or arising in favor of the Secured Counterparties in the Secured Counterparty Primary Collateral, notwithstanding (i) anything to the contrary contained in any agreement or filing to which any Credit Agreement Secured Party may now or hereafter be a party, and regardless of the time, order, or method of grant, attachment, recording, or perfection of any financing statements or other Liens or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provision of the UCC or any applicable law or any Credit Agreement Document or Secured Counterparty Document or any other circumstance whatsoever, and (iii) the fact that any such Liens in favor of any Secured Counterparty are (A) subordinated to any Lien securing any obligation of any Loan Party other than the Credit Agreement Obligations or (B) otherwise subordinated, voided, avoided, invalidated, or lapsed.

(c)           Any and all Liens now existing or hereafter created or arising in favor of any Secured Counterparty (the “Secondary Secured Counterparty”) in the Secured Counterparty Primary Collateral of another Secured Counterparty (the “Primary Secured Counterparty”), regardless of how acquired, whether by grant, statute, operation of law, subrogation, or otherwise are expressly junior in priority, operation, and effect to any and all Liens now existing or hereafter created or arising in favor of such Primary Secured Counterparty in the Secured Counterparty Primary Collateral of such Primary Secured Counterparty, notwithstanding (i) anything to the contrary contained in any agreement or filing to which such Secondary Secured Counterparty may now or hereafter be a party, and regardless of the time, order, or method of grant, attachment, recording, or perfection of any financing statements or other Liens or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provision of the UCC or any applicable law or any Secured Counterparty Document or any other circumstance whatsoever, and (iii) the fact that any such Liens in favor of such Primary Secured Counterparty are (A) subordinated to any Lien securing any obligation of any Loan Party other than such Primary Secured Counterparty’s Secured Counterparty Obligations or (B) otherwise subordinated, voided, avoided, invalidated, or lapsed.

(d)           Any and all Liens now existing or hereafter created or arising in favor of Sowood in the Collateral, regardless of how acquired, whether by grant, statute, operation of law, subrogation, or otherwise are expressly junior in priority, operation, and effect to any and all Liens now existing or hereafter created or arising in favor of the Credit Agreement Secured

Parties or the Secured Counterparties in the Collateral, notwithstanding (i) anything to the contrary contained in any agreement or filing to which any Credit Agreement Secured Party or Secured Counterparty may now or hereafter be a party, and regardless of the time, order, or method of grant, attachment, recording, or perfection of any financing statements or other Liens or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provision of the UCC or any applicable law or any Credit Agreement Document, Secured Counterparty Document, or Sowood Document or any other circumstance whatsoever, and (iii) the fact that any such Liens in favor of any Credit Agreement Secured or Secured Counterparty are (A) subordinated to any Lien securing any obligation of any Loan Party other than Sowood Obligations or (B) otherwise subordinated, voided, avoided, invalidated, or lapsed.

(e)           None of any Credit Agreement Secured Party, any Secured Counterparty, or Sowood shall object to or contest, or support any other Person in contesting or objecting to, in any proceeding (including without limitation, any Insolvency Proceeding), the validity, extent, perfection, priority (consistent with this Agreement), or enforceability of any security interest in the Collateral granted to the other.  Notwithstanding any failure by any Credit Agreement Secured Party, any Secured Counterparty, or Sowood to perfect its security interests in the Collateral or any avoidance, invalidation or subordination by any third party or court of competent jurisdiction of the security interests in the Collateral granted to the Credit Agreement Secured Parties, the Secured Counterparties, or Sowood, the priority and rights as among the Credit Agreement Secured Parties, the Secured Counterparties, and Sowood with respect to the Collateral shall be as set forth in this Agreement.

(f)            The provisions of this Agreement are intended solely to govern the respective Lien priorities as among the Credit Agreement Secured Parties, the Secured Counterparties, and Sowood and shall not impose on the Credit Agreement Secured Parties, the Secured Counterparties, or Sowood any obligations in respect of any Collateral (or any proceeds thereof) that would conflict with prior perfected Liens or any claims thereon in favor of any other Person that is not a Secured Party.

3.2           Nature of Obligations.  (a) Each of the Credit Agreement Representatives, the Secured Counterparties, and Sowood acknowledges (i) that a portion of the Credit Agreement Obligations or the Sowood Obligations may be revolving in nature and that the amount of Secured Counterparty Obligations change from time to time and (ii) that the amount of the Credit Agreement Obligations, Secured Counterparty Obligations, and Sowood Obligations that may be outstanding at any time may be increased or reduced and subsequently reborrowed or reincurred, and that the terms of the Credit Agreement Obligations, the Secured Counterparty Obligations, and Sowood Obligations may be modified, extended, or amended from time to time, and that the aggregate amount of the Credit Agreement Obligations, Secured Counterparty Obligations, and Sowood Obligations may be increased, replaced, or refinanced, in each event, without notice to or consent by any Credit Agreement Secured Party, the Secured Counterparty, or Sowood and without affecting the provisions hereof.

(b)           The Lien priorities provided in Section 3.1 shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment,

reborrowing, reincurrence, increase, replacement, renewal, restatement, or refinancing of any of the Credit Agreement Obligations, the Secured Counterparty Obligations, or the Sowood Obligations or any portion thereof.

(c)           Nothing in the foregoing paragraphs (a) and (b) shall be construed as a consent to any modification, supplement, extension, repayment, reborrowing, reincurrence, increase, replacement, renewal, restatement, or refinancing of any of the Credit Agreement Obligations, the Secured Counterparty Obligations, or Sowood Obligations or any portion thereof.

3.3           Agreements Regarding Actions to Perfect Liens.  (a)  Each of the Credit Agreement Representatives, the Secured Counterparties, and Sowood hereby acknowledges that, to the extent that it holds, or a third party holds on its behalf, physical possession of or “control” (as defined in the UCC) over Collateral pursuant to any Security Document, such possession or control is also for the benefit of each of each Credit Agreement Representative, each Secured Counterparty, and Sowood solely to the extent required to perfect their security interest in such Collateral.  Nothing in the preceding sentence shall be construed to impose any duty on any Credit Agreement Representative, any Secured Counterparty, or Sowood (or any third party acting on its behalf) with respect to such Collateral or provide any Credit Agreement Representative, any Secured Counterparty, or Sowood with any rights with respect to such Collateral beyond those specified in this Agreement or the Security Documents.

(b)           (i) After the occurrence of a Credit Agreement Obligations Payment Date, the applicable Credit Agreement Representative shall (A)(1) if the Credit Agreement Obligations Payment Date has not occurred for any other Credit Agreement Obligations, deliver to any other Credit Agreement Representative, at the Borrower’s sole cost and expense, the Collateral in its possession or control together with any necessary endorsements to the extent required by such Credit Agreement Representative’s Credit Agreement Documents, (2) if the Credit Agreement Obligations Payment Date has occurred for all Credit Agreement Obligations and a Secured Counterparty Obligations Payment Date has not occurred for any Secured Counterparty, deliver to any Secured Counterparty, at the Borrower’s sole cost and expense, the Collateral in its possession or control together with any necessary endorsements to the extent required by such Secured Counterparty’s Secured Counterparty Documents, and (3) if the Secured Counterparty Obligations Payment Date has occurred for all Secured Counterparty Obligations and the Credit Agreement Obligations Payment Date has occurred for all Credit Agreement Obligations, deliver to Sowood, at the Borrower’s sole cost and expense, the Collateral in its possession or control together with any necessary endorsements to the extent required by the Sowood Documents or (B) direct and deliver such Collateral as a court of competent jurisdiction otherwise directs.

(ii)           After the occurrence of a Secured Counterparty Obligations Payment Date, the applicable Secured Counterparty shall (A)(1) if the Secured Counterparty Obligations Payment Date has not occurred for any other Secured Counterparty Obligations, deliver to the other Secured Counterparty, at the Borrower’s sole cost and expense, the Collateral in its possession or control together with any necessary endorsements to the extent required by the such Secured Counterparty’s Secured Counterparty Documents, (2) if the Secured

Counterparty Obligations Payment Date has occurred for all Secured Counterparties and a Credit Agreement Obligations Payment Date has not occurred for any Credit Agreement Secured Party, deliver to any Credit Agreement Representative, at the Borrower’s sole cost and expense, the Collateral in its possession or control together with any necessary endorsements to the extent required by the such Credit Agreement Representative’s Credit Agreement Documents, and (3) if the Secured Counterparty Obligations Payment Date has occurred for all Secured Counterparty Obligations and the Credit Agreement Obligations Payment Date has occurred for all Credit Agreement Obligations, deliver to Sowood, at the Borrower’s sole cost and expense, the Collateral in its possession or control together with any necessary endorsements to the extent required by the Sowood Documents or (B) direct and deliver such Collateral as a court of competent jurisdiction otherwise directs.

(iii)          After the occurrence of the Sowood Obligations Payment Date, Sowood shall (A)(1) if a Credit Agreement Obligations Payment Date has not occurred for any Credit Agreement Secured Party, deliver to Credit Agreement Representative, at the Borrower’s sole cost and expense, the Collateral in its possession or control together with any necessary endorsements to the extent required by such Credit Agreement Representative’s Credit Agreement Documents and (2) if a Credit Agreement Obligations Payment Date has occurred for all Credit Agreement Secured Parties, deliver to any Secured Counterparty, at the Borrower’s sole cost and expense, the Collateral in its possession or control together with any necessary endorsements to the extent required by such Secured Counterparty’s Secured Counterparty Documents or (B) direct and deliver such Collateral as a court of competent jurisdiction otherwise directs.

Section 4.  Enforcement Rights.

4.1           Exclusive Enforcement.  Until the Credit Agreement Obligations Payment Date for all Credit Agreement Obligations has occurred, whether an Insolvency Proceeding has been commenced by or against any Loan Party, the Credit Agreement Secured Parties shall have the exclusive right to take and continue any Enforcement Action with respect to the Collateral, without any consultation with or consent of any Secured Counterparty or Sowood, but subject to Section 6.1(e).  Upon the occurrence and during the continuance of a default or an event of default under the Credit Agreement Documents, each Credit Agreement Representative and the other Credit Agreement Secured Parties may take and continue any Enforcement Action with respect to the Credit Agreement Obligations and the Collateral in such order and manner as they may determine in their sole discretion.

4.2           Standstill and Waivers.  (a)  Each Secured Counterparty agrees that, until the Credit Agreement Obligations Payment Date for all Credit Agreement Obligations has occurred, it will not take or cause to be taken any action, the purpose or effect of which is to make any Lien in the Credit Agreement Primary Collateral securing the Secured Counterparty Obligations pari passu with or senior to the Liens of the Credit Agreement Secured Parties in the Credit Agreement Primary Collateral, or to give any Secured Counterparty any preference or priority relative to, the Credit Agreement Primary Collateral.

(b)           Sowood agrees that, until the Credit Agreement Obligations Payment Date for all Credit Agreement Obligations has occurred and the Secured Counterparty Obligations Payment Date for all Secured Counterparty Obligations has occurred, it will not take or cause to be taken any action, the purpose or effect of which is to make any Lien in the Collateral securing the Sowood Obligations pari passu with or senior to the Liens of the Credit Agreement Secured Parties and the Secured Counterparties in the Collateral, or to give Sowood any preference or priority relative to, Collateral.

(c)           Each Secured Counterparty agrees that, until the Credit Agreement Obligations Payment Date for all Credit Agreement Obligations has occurred, subject to Section 6.1(e):

(i)            it will not oppose, object to, interfere with, hinder, or delay, in any manner, whether by judicial proceedings (including without limitation the filing of an Insolvency Proceeding) or otherwise, any foreclosure, sale, lease, exchange, transfer, or other disposition of the Credit Agreement Primary Collateral by any Credit Agreement Representative or any other Credit Agreement Secured Party or any other Enforcement Action taken by or on behalf of any Credit Agreement Representative or any other Credit Agreement Secured Party, provided that the Secured Counterparties shall not be required to release their respective Liens in the Credit Agreement Primary Collateral or the proceeds thereof or to consent to the sale, transfer or other disposition of the Credit Agreement Primary Collateral other than in connection with an Enforcement Action by any Credit Agreement Representative;

(ii)           it has no right to (A) direct either any Credit Agreement Representative or any other Credit Agreement Secured Party to exercise any right, remedy, or power with respect to the Credit Agreement Primary Collateral or pursuant to the Credit Agreement Security Documents or (B) consent or object to the exercise by any Credit Agreement Representative or any other Credit Agreement Secured Party of any right, remedy, or power with respect to the Credit Agreement Primary Collateral or pursuant to Credit Agreement Security Documents or to the timing or manner in which any such right is exercised or not exercised (or, to the extent they may have any such right described in this clause (ii), whether as a junior lien creditor or otherwise, they hereby irrevocably waive such right);

(iii)          it will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any Credit Agreement Representative or any other Credit Agreement Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and none of the Credit Agreement Representatives nor any other Credit Agreement Secured Party shall be liable for, any action taken or omitted to be taken by the Credit Agreement Representative or any other Credit Agreement Secured Party with respect to the Credit Agreement Primary Collateral or pursuant to the Credit Agreement Documents;

(iv)          subject to Section 4.7, it will not make any judicial or nonjudicial claim or demand or commence any judicial or non-judicial proceedings against any Loan Party or any of its subsidiaries or affiliates under or with respect to any Secured Counterparty

Document or seeking payment or damages from or other relief by way of specific performance, instructions, or otherwise under or with respect to any Secured Counterparty Document (other than filing a proof of claim) or exercise any right, remedy, or power under or with respect to, or otherwise take any action to enforce, other than filing a proof of claim, any Secured Counterparty Document;

(v)           it will not commence judicial, or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator, or similar official appointed for or over, attempt any action to take possession of any Credit Agreement Primary Collateral, exercise any right, remedy, or power with respect to, or otherwise take any action to enforce their interest in or realize upon, the Credit Agreement Primary Collateral or pursuant to the Secured Counterparty Documents; or

(vi)          it will not seek, and hereby waives any right, to have the Credit Agreement Primary Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Credit Agreement Primary Collateral.

(d)           Sowood agrees that, until the Credit Agreement Obligations Payment Date for all Credit Agreement Obligations and the Secured Counterparty Obligations Payment Date for all Secured Counterparty Obligations has occurred, subject to Section 6.1(e):

(i)            it will not oppose, object to, interfere with, hinder, or delay, in any manner, whether by judicial proceedings (including without limitation the filing of an Insolvency Proceeding) or otherwise, any foreclosure, sale, lease, exchange, transfer, or other disposition of the Collateral by any Credit Agreement Representative or any other Credit Agreement Secured Party or any Secured Counterparty or any other Enforcement Action taken by or on behalf of any Credit Agreement Representative or any other Credit Agreement Secured Party or any Secured Counterparty;

(ii)           it has no right to (A) direct either any Credit Agreement Representative or any other Credit Agreement Secured Party or any Secured Counterparty to exercise any right, remedy or power with respect to the Collateral or pursuant to the Credit Agreement Security Documents or the Secured Counterparty Security Documents, as applicable, or (B) consent or object to the exercise by any Credit Agreement Representative or any other Credit Agreement Secured Party or any Secured Counterparty of any right, remedy or power with respect to the Collateral or pursuant to the Credit Agreement Security Documents or the Secured Counterparty Security Documents or to the timing or manner in which any such right is exercised or not exercised (or, to the extent they may have any such right described in this clause (ii), whether as a junior lien creditor or otherwise, they hereby irrevocably waive such right);

(iii)          it will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any Credit Agreement Representative or any other Credit Agreement Secured Party or any Secured Counterparty seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and none of the Credit Agreement Representatives nor any other Credit

Agreement Secured Party or any Secured Counterparty shall be liable for, any action taken or omitted to be taken by the Credit Agreement Representative or any other Credit Agreement Secured Party or any Secured Counterparty with respect to the Collateral or pursuant to the Credit Agreement Documents or the Secured Counterparty Documents, as applicable;

(iv)          it will not make any judicial or nonjudicial claim or demand or commence any judicial or non-judicial proceedings against any Loan Party or any of its subsidiaries or affiliates under or with respect to any Sowood Document seeking payment or damages from or other relief by way of specific performance, instructions or otherwise under or with respect to any Sowood Document (other than filing a proof of claim) or exercise any right, remedy or power under or with respect to, or otherwise take any action to enforce, other than filing a proof of claim, any Sowood Document;

(v)           it will not commence judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator, or similar official appointed for or over, attempt any action to take possession of any Collateral, exercise any right, remedy or power with respect to, or otherwise take any action to enforce their interest in or realize upon, the Collateral or pursuant to the Sowood Documents; or

(vi)          it will not seek, and hereby waives any right, to have the Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Collateral.

4.3           Judgment Creditors.  In the event that any Credit Agreement Secured Party, any Secured Counterparty, or Sowood becomes a judgment lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes as the other Liens subject to this Agreement.

4.4           Cooperation.  Each of the Secured Counterparties and Sowood agrees that it shall take such actions as any Credit Agreement Representative shall request in connection with the exercise by the Credit Agreement Secured Parties of their rights set forth herein.

4.5           No Additional Rights For the Borrowers Hereunder.  Except as provided in Section 4.6, if any Credit Agreement Secured Party, any Secured Counterparty, or Sowood shall enforce its rights or remedies in violation of the terms of this Agreement, no Loan Party shall be entitled to use such violation as a defense to any action by any Credit Agreement Secured Party, any Secured Counterparty, or Sowood, nor to assert such violation as a counterclaim or basis for set off or recoupment against any Credit Agreement Secured Party, any Secured Counterparty, or Sowood.

4.6           Actions Upon Breach.  (a)  If any Secured Counterparty or Sowood, contrary to this Agreement, commences or participates in any action or proceeding against the Borrowers or the Collateral, the Borrowers may interpose as a defense or dilatory plea the making of this Agreement, and any Credit Agreement Secured Party may intervene and interpose such defense or plea in its or their name or in the name of a Borrower.

(b)           Should any Secured Counterparty or Sowood, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by this Agreement, any Credit Agreement Secured Party (in its or their own name or in the name of a Borrower) or either Borrower may obtain relief against such Secured Counterparty or Sowood by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by each Secured Counterparty and Sowood that (i) the Credit Agreement Secured Parties’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Secured Counterparty and Sowood waives any defense that the Borrowers and/or the Credit Agreement Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages.

4.7           Certain Rights of Secured Counterparties Reserved.  Notwithstanding anything contained in this Agreement to the contrary, the provisions of this Agreement shall not prohibit, impair, limit or otherwise affect in any manner whatsoever the rights of each Secured Counterparty, as a supplier of natural gas or electricity and as the provider of commodity price hedging arrangements to the Borrowers, to terminate its Secured Counterparty Agreement, to draw on its Secured Counterparty Letter of Credit, to terminate its hedging arrangements, to offset or net amounts owed by or to the Secured Counterparty against amounts owed by or to the Borrowers or to exercise any and all other rights and remedies of the Secured Counterparty under its Secured Counterparty Documents upon a default by the Borrowers; provided, however, that any rights of such Secured Counterparty with respect to its Liens in the Collateral securing the Secured Counterparty Obligations shall be governed by this Agreement.

Section 5.  Application Of Proceeds Of Collateral; Dispositions And Releases Of Collateral; Inspection and Insurance.

5.1           Application of Proceeds; Turnover Provisions.  All proceeds of Collateral (including without limitation any interest earned thereon) resulting from the sale, collection, or other disposition of Collateral in connection with or resulting from any Enforcement Action, and whether pursuant to an Insolvency Proceeding, shall be distributed as follows:

(a)           first (i) in the case of Credit Agreement Primary Collateral, ratably to each Credit Agreement Representative based on outstanding unpaid Credit Agreement Obligations of each Credit Agreement for application in accordance with such Credit Agreement and (ii) in the case of Secured Counterparty Primary Collateral, ratably to each Secured Counterparty based on the outstanding unpaid Secured Counterparty Obligations of each Secured Counterparty for application in accordance with such Secured Counterparty’s Secured Counterparty Documents;

(b)           second (i) in the case of Secured Counterparty Primary Collateral and after the Secured Counterparty Obligations have been satisfied and paid in full under clause (a)(ii) above, ratably to each Credit Agreement Representative based on outstanding unpaid Credit Agreement Obligations of each Credit Agreement for application in accordance with such Credit Agreement and (ii) in the case of Credit Agreement Primary Collateral and after the Credit Agreement Obligations have been satisfied and paid in full under clause (a)(i) above, ratably to each Secured Counterparty based on the outstanding unpaid Secured Counterparty Obligations of each Secured Counterparty for application in accordance with such Secured Counterparty’s Secured Counterparty Documents; and

(c)           third, to Sowood for application in accordance with the Sowood Documents.

Any Collateral, including without limitation any such Collateral constituting proceeds, that may be received by any Secured Party in violation of this Agreement shall be segregated and held in trust and promptly paid over to the Secured Party who was entitled to receive such Collateral, in the same form as received, with any necessary endorsements, and each Secured Party hereby authorizes each other Secured Party to make any such endorsements as agent for the Secured Party entitled to the endorsement (which authorization, being coupled with an interest, is irrevocable).

5.2           Releases of Junior Liens.  (a)  Upon any release, sale, or disposition of Credit Agreement Primary Collateral pursuant to an Enforcement Action under any Credit Agreement Documents that results in the release of any Credit Agreement Representative’s Lien on any Credit Agreement Primary Collateral (including without limitation any sale or other disposition pursuant to any Enforcement Action), the Secured Counterparties’ and Sowood’s Lien on such Collateral (but not on any proceeds of such Collateral not required to be paid to the Credit Agreement Secured Parties) shall be automatically and unconditionally released with no further consent or action of any Person.

(b)           Upon any release, sale, or disposition of Secured Counterparty Primary Collateral pursuant to an Enforcement Action under any Secured Counterparty’s Secured Counterparty Documents that results in the release of such Secured Counterparty’s Lien on such Secured Counterparty Primary Collateral (including without limitation any sale or other disposition pursuant to any Enforcement Action), the Credit Agreement Secured Parties’, each other Secured Counterparty’s, and Sowood’s Lien on such Collateral (but not on any proceeds of such Collateral not required to be paid to the Secured Counterparties) shall be automatically and unconditionally released with no further consent or action of any Person.

(c)           Each Credit Agreement Representative, each Secured Counterparty, and Sowood shall promptly execute and deliver such release documents and instruments and shall take such further actions as the applicable Credit Agreement Representative or the applicable Secured Counterparty shall request to evidence any release of the Lien described in preceding paragraphs (a) and (b), as applicable.

5.3           Inspection Rights and Insurance.  (a)  Any Credit Agreement Secured Party and its representatives and invitees may at any time inspect, repossess, remove, and otherwise deal with the Collateral, and any Credit Agreement Representative may advertise and conduct public auctions or private sales of the Collateral, in each case without notice to, the involvement of or interference by any Secured Counterparty or Sowood or liability to any Secured Counterparty or Sowood.

(b)           Until each Credit Agreement Obligations Payment Date has occurred, the Credit Agreement Representatives will have the sole and exclusive right (i) to be named as additional insured and loss payee under any insurance policies maintained from time to time by any Loan Party; (ii) to adjust or settle any insurance policy or claim covering the Collateral in the event of any loss thereunder; and (iii) to approve any award granted in any condemnation or similar proceeding affecting the Collateral.

Section 6.  Insolvency Proceedings.

6.1           Filing of Motions.  (a)  Until each Credit Agreement Obligations Payment Date has occurred, each Secured Counterparty agrees that it shall not, in or in connection with any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case (i) in respect of any of the Credit Agreement Secured Parties’ interests in the Credit Agreement Primary Collateral, including, without limitation, with respect to the determination of any Liens or claims held by any Credit Agreement Representative (including the validity and enforceability thereof) or any other Credit Agreement Secured Party or (ii) contesting the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise.

(b)           Until each Secured Counterparty Obligations Payment Date has occurred, each Credit Agreement Representatives on behalf of the Credit Agreement Secured Parties agrees that it shall not, in or in connection with any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case (i) in respect of any of Secured Counterparties’ interests in the Secured Counterparty Primary Collateral, including, without limitation, with respect to the determination of any Liens or claims held by any Secured Counterparty (including the validity and enforceability thereof) or (ii) contesting the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise.

(c)           Until each Secured Counterparty Obligations Payment Date has occurred for all other Secured Counterparties, each Secured Counterparty agrees that it shall not, in or in connection with any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case (i) in respect of any of such other Secured Counterparties’ interests in such other Secured Counterparty’s Secured Counterparty Primary Collateral, including, without limitation, with respect to the determination of any Liens or claims held by such Secured Counterparty (including the validity and enforceability thereof) or (ii) contesting the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise.

(d)           Until each Credit Agreement Obligations Payment Date and each Secured Counterparty Obligations Payment Date has occurred, Sowood agrees that it shall not, in or in connection with any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case (i) in respect of any of the Credit Agreement Secured Parties or the Secured Counterparties’ interests in the Collateral, including, without limitation, with respect to the determination of any

Liens or claims held by any Credit Agreement Secured Party or any Secured Counterparty (including the validity and enforceability thereof) or (ii) contesting the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise.

(e)           Notwithstanding anything to the contrary in this Agreement, each Secured Counterparty, the Credit Agreement Representatives, each Credit Agreement Secured Party, and Sowood may file a proof of claim in a Insolvency Proceeding, subject to the limitations contained in this Agreement.

6.2           Financing Matters.  (a)  If any Loan Party becomes subject to any Insolvency Proceeding, and if any Credit Agreement Representative or one or more of the other Credit Agreement Secured Parties desires to consent to the use of cash collateral under the Bankruptcy Code (other than cash collateral from the Secured Counterparty Primary Collateral) or to provide financing to any Loan Party under the Bankruptcy Code (“DIP Financing”), then each of the Secured Counterparties agrees that (a) it will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to, the use of such cash collateral or to such DIP Financing, (b) it will not request or accept adequate protection or any other relief in connection with the use of such cash collateral or such DIP Financing except as set forth in paragraph 6.4 below, and (c) it will subordinate (and will be deemed hereunder to have subordinated) its Liens in the Credit Agreement Primary Collateral (i) to the Liens securing such DIP Financing on the same terms as its are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement) and (ii) to any adequate protection provided to the Credit Agreement Secured Parties in the Credit Agreement Primary Collateral and the cash collateral therefrom.

(b)           If any Loan Party becomes subject to any Insolvency Proceeding, and if any Secured Counterparty desires to consent to the use of cash collateral from such Secured Counterparty’s Secured Counterparty Primary Collateral under the Bankruptcy Code, then each Credit Agreement Representative agrees on behalf of its respective Credit Agreement Secured Parties and each other Secured Counterparty agrees that (a) it will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to, the use of such cash collateral, (b) it will not request or accept adequate protection or any other relief in connection with the use of such cash collateral except as set forth in paragraph 6.4 below, and (c) it will subordinate (and will be deemed hereunder to have subordinated) its Liens in the Primary Secured Counterparty’s Secured Counterparty Primary Collateral to any adequate protection provided to the Primary Secured Counterparty in such Secured Counterparty Primary Collateral and the cash collateral therefrom.

(c)           If any Loan Party becomes subject to any Insolvency Proceeding, and if any Credit Agreement Representative or one or more of the other Credit Agreement Secured Parties or any Secured Counterparty desires to consent to the use of cash collateral under the Bankruptcy Code or to provide financing to any Loan Party under the Bankruptcy Code (“DIP Financing”), then Sowood agrees that (a) it will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to, the use of such cash collateral or to such DIP Financing, (b) it will not request or accept adequate protection or any other relief in connection with the use of such cash collateral or such DIP Financing except as set forth in paragraph 6.4 below, and (c) it will subordinate (and will be deemed hereunder to have subordinated) its Liens in the Collateral (i) to the Liens securing such DIP Financing on the same terms as its are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement) and (ii) to any adequate protection provided to the Credit Agreement Secured Parties or the Secured Counterparties in the Collateral and the cash collateral therefrom.

6.3           Relief From the Automatic Stay.  (a)  Each of the Secured Counterparties agrees that, solely as to matters related to the Credit Agreement Primary Collateral, it will not seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any Credit Agreement Primary Collateral, without the prior written consent of each Credit Agreement Representative.

(b)           Each of the Credit Agreement Representatives agrees on its behalf and on behalf of its respective Credit Agreement Secured Parties that, solely as to matters related to the Secured Counterparty Primary Collateral, it will not seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any Collateral, without the prior written consent of each Secured Counterparty.

(c)           Each Secured Counterparty agrees that, solely as to matters related to the each other Secured Counterparty’s Secured Counterparty Primary Collateral, it will not seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any Collateral, without the prior written consent of such other Secured Counterparty.

(d)           Sowood agrees that it will not seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any Collateral, without the prior written consent of each Secured Counterparty and each Credit Agreement Representative.

6.4           Adequate Protection.  (a)  Each Secured Counterparty agrees that it shall not object, contest, or support any other Person objecting to or contesting (i) any request by any Credit Agreement Representative or any Credit Agreement Secured Parties for adequate protection from the Credit Agreement Primary Collateral and cash collateral therefrom, (ii) any objection by any Credit Agreement Representative or any other Credit Agreement Secured Parties to any motion, relief, action, or proceeding based on a claim of a lack of adequate protection from the Credit Agreement Primary Collateral and cash collateral therefrom, or (iii) the payment of interest, fees, expenses or other amounts to any Credit Agreement Representative or any other Credit Agreement Secured Party under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise.  Notwithstanding anything contained in this Section and in Section 6.2, in any Insolvency Proceeding (A) if any Credit Agreement Secured Parties (or any subset thereof) are granted adequate protection in the form of additional Credit Agreement Primary Collateral or superpriority claims in any Credit Agreement Primary Collateral in connection with any DIP Financing or use of cash collateral, then each Secured Counterparty may seek or accept adequate protection in such collateral solely in the form of (1) a replacement Lien on such additional collateral, subordinated to the Liens securing the Credit Agreement Obligations and such DIP Financing on the same basis as the other Liens securing the Secured Counterparty Obligations are so subordinated to the Liens securing the Credit Agreement Obligations under this Agreement and (2) superpriority claims junior in all respects to the superpriority claims granted to the Credit Agreement Secured Parties, and (B) if any Secured Counterparty seeks or requests adequate protection and such adequate protection is granted in the form of additional collateral that is Credit Agreement Primary Collateral, then such Secured Counterparty agrees that each Credit Agreement Representative shall also be granted a senior Lien on such additional collateral as security for such Credit Agreement Representative’s Credit Agreement Obligations and any such DIP Financing and that any Lien on such additional collateral securing the Secured Counterparty Obligations shall be subordinated to the Liens on such collateral securing the Credit Agreement Obligations and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted in the Credit Agreement Primary Collateral and cash collateral therefrom to the Credit Agreement Secured Parties as adequate protection on the same basis as the other Liens securing the Secured Counterparty Obligations are subordinated to such Credit Agreement Obligations under this Agreement.

(b)           Each Credit Agreement Representative agrees on its behalf and on the behalf of its respective Credit Agreement Secured Parties that it shall not object, contest, or support any other Person objecting to or contesting (i) any request by any Secured Counterparty for adequate protection from the Secured Counterparty Primary Collateral and cash collateral therefrom, (ii) any objection by any Secured Counterparty to any motion, relief, action, or proceeding based on a claim of a lack of adequate protection from the Secured Counterparty Primary Collateral and cash collateral therefrom, or (iii) the payment of interest, fees, expenses or other amounts to any Secured Counterparty under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise.  Notwithstanding anything contained in this Section and in Section 6.2, in any Insolvency Proceeding (A) if any Secured Counterparties (or any subset thereof) are granted adequate protection in the form of additional Secured Counterparty Primary Collateral or superpriority claims in any Secured Counterparty Primary Collateral in connection with any use of cash collateral, then each Credit Agreement Secured Party may seek or accept adequate protection in such collateral solely in the form of a replacement Lien on such additional collateral, subordinated to the Liens securing the Secured Counterparty Obligations on the same basis as the other Liens securing the Credit Agreement Obligations are so subordinated to the Liens securing the Secured Counterparty Obligations under this Agreement and (B) if any Credit Agreement Secured Party seeks or requests adequate protection and such adequate protection is granted in the form of additional collateral that is Secured Counterparty Primary Collateral, then such Credit Agreement Representative on behalf of the applicable Credit Agreement Secured Parties agrees that each Secured Counterparty shall also be granted a senior Lien on such additional collateral as security for such Secured Counterparty’s Secured Counterparty Obligations and that any Lien on such additional collateral securing the Credit Agreement Obligations shall be subordinated to the Liens on such collateral securing the Secured Counterparty Obligations (and all Obligations relating thereto) and any other Liens granted in the Secured Counterparty Primary Collateral and cash collateral therefrom to the Secured Counterparties as adequate protection on the same basis as the other Liens securing the Credit

Agreement Obligations are subordinated to such Secured Counterparty Obligations under this Agreement.

(c)           Each Secured Counterparty agrees that it shall not object, contest, or support any other Person objecting to or contesting (i) any request by any other Secured Counterparty for adequate protection from such other Secured Counterparty’s Secured Counterparty Primary Collateral and cash collateral therefrom, (ii) any objection by any such other Secured Counterparty to any motion, relief, action, or proceeding based on a claim of a lack of adequate protection from such Secured Counterparty Primary Collateral and cash collateral therefrom, or (iii) the payment of interest, fees, expenses or other amounts to such other Secured Counterparty under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise.  Notwithstanding anything contained in this Section and in Section 6.2, in any Insolvency Proceeding (A) if any Primary Secured Counterparty is granted adequate protection in the form of additional Secured Counterparty Primary Collateral or superpriority claims in any Secured Counterparty Primary Collateral in connection with any use of cash collateral, then each Secondary Secured Counterparty may seek or accept adequate protection in such collateral solely in the form of a replacement Lien on such additional collateral, subordinated to the Liens securing the Secured Counterparty Obligations of the Primary Secured Counterparty on the same basis as the other Liens securing the Secured Counterparty Obligations of the Secondary Secured Counterparty are so subordinated to the Liens securing the Secured Counterparty Obligations of the Primary Secured Counterparty under this Agreement and (B) if any Secondary Secured Counterparty seeks or requests adequate protection and such adequate protection is granted in the form of additional collateral that is Secured Counterparty Primary Collateral of another Secured Counterparty, then the Secondary Secured Counterparty agrees that the Primary Secured Counterparty shall also be granted a senior Lien on such additional collateral as security for such Primary Secured Counterparty’s Secured Counterparty Obligations and that any Lien on such additional collateral securing the Secured Counterparty Obligations of the Secondary Secured Counterparty shall be subordinated to the Liens on such collateral securing the Secured Counterparty Obligations of the Primary Secured Counterparty and any other Liens granted in the Secured Counterparty Primary Collateral of the Primary Secured Counterparty and cash collateral therefrom to the Primary Secured Counterparty as adequate protection on the same basis as the other Liens securing the Secondary Secured Counterparty’s Secured Counterparty Obligations are subordinated to such Primary Secured Counterparty’s Secured Counterparty Obligations under this Agreement.

(d)           Sowood agrees that it shall not object, contest, or support any other Person objecting to or contesting (i) any request by any Credit Agreement Representative or any Credit Agreement Secured Parties or any Secured Counterparty for adequate protection from the Collateral and cash collateral therefrom, (ii) any objection by any Credit Agreement Representative or any other Credit Agreement Secured Parties or any Secured Counterparty to any motion, relief, action, or proceeding based on a claim of a lack of adequate protection from the Collateral and cash collateral therefrom, or (iii) the payment of interest, fees, expenses or other amounts to any Credit Agreement Representative or any other Credit Agreement Secured Party or any Secured Counterparty under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise.  Notwithstanding anything contained in this Section and in Section 6.2, in any

Insolvency Proceeding (A) if any Credit Agreement Secured Parties (or any subset thereof) or any Secured Counterparties (or any subset thereof) are granted adequate protection in the form of additional Collateral or superpriority claims in any Collateral in connection with any DIP Financing or use of cash collateral, then Sowood may seek or accept adequate protection in such collateral solely in the form of (1) a replacement Lien on such additional collateral, subordinated to the Liens securing the Credit Agreement Obligations and the Secured Counterparty Obligations and such DIP Financing on the same basis as the other Liens securing the Sowood Obligations are so subordinated to the Liens securing the Credit Agreement Obligations and the Secured Counterparty Obligations under this Agreement and (2) superpriority claims junior in all respects to the superpriority claims granted to the Credit Agreement Secured Parties or the Secured Counterparties, and (B) Sowood seeks or requests adequate protection and such adequate protection is granted in the form of additional collateral, then Sowood agrees that each Credit Agreement Representative and each Secured Counterparty shall also be granted a senior Lien on such additional collateral as security for such Credit Agreement Representative’s Credit Agreement Obligations or such Secured Counterparty’s Secured Counterparty Obligations and any such DIP Financing and that any Lien on such additional collateral securing the Sowood Obligations shall be subordinated to the Liens on such collateral securing the Credit Agreement Obligations and the Secured Counterparty Obligations and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted in the Collateral and cash collateral therefrom to the Credit Agreement Secured Parties and the Secured Counterparties as adequate protection on the same basis as the other Liens securing the Sowood Obligations are subordinated to such Credit Agreement Obligations and the Secured Counterparty Obligations under this Agreement.

6.5           Avoidance Issues.  (a)  If any Credit Agreement Secured Party, any Secured Counterparty, or Sowood is required in any Insolvency Proceeding or otherwise to disgorge, turn over or otherwise pay to the estate of any Loan Party, because such amount was avoided or ordered to be paid or disgorged for any reason, including without limitation because it was found to be a fraudulent or preferential transfer, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the Credit Agreement Obligations of such Credit Agreement Secured Party, the Secured Counterparty Obligations of such Secured Counterparty, or the Sowood Obligations, as the case may be, shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the relevant Credit Agreement Obligations Payment Date, relevant Secured Counterparty Obligations Payment Date, or Sowood Payment Date, as the case may be, shall be deemed not to have occurred.  If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair, or otherwise affect the obligations of the parties hereto.

(b)           Each Secured Counterparty agrees that it shall not be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement in respect of the Credit Agreement Primary Collateral, whether by preference of otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead by allocated and turned over for application in accordance with the priorities set forth in this Agreement.

(c)           Each Credit Agreement Representative agrees on its behalf and on behalf of its respective Credit Agreement Secured Parties that it shall not be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement in respect of the Secured Counterparty Primary Collateral, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

(d)           Each Secured Counterparty agrees that it shall not be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement in respect of another Secured Counterparty’s Secured Counterparty Primary Collateral, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

(e)           Sowood agrees that it shall not be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement in respect of the Collateral, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

6.6           Asset Dispositions in an Insolvency Proceeding.  (a) No Secured Counterparty shall, in an Insolvency Proceeding or otherwise, oppose any sale or disposition of any Credit Agreement Primary Collateral that is supported by any Credit Agreement Secured Parties, and each Secured Counterparty will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale supported by the Credit Agreement Secured Parties in the Credit Agreement Primary Collateral and to have released their Liens in such assets.

(b)           No Credit Agreement Secured Party shall, in an Insolvency Proceeding or otherwise, oppose any sale or disposition of any Secured Counterparty Primary Collateral that is supported by any Secured Counterparties, and each Credit Agreement Secured Party will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale supported by the Secured Counterparties in the Secured Counterparty Primary Collateral and to have released their Liens in such assets.

(c)           No Secondary Secured Counterparty shall, in an Insolvency Proceeding or otherwise, oppose any sale or disposition of any other Secured Counterparty’s Secured Counterparty Primary Collateral that is supported by such other Secured Counterparty, and each Secondary Secured Counterparty will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale supported by a Primary Secured Counterparty in its Secured Counterparty Primary Collateral and to have released their Liens in such assets.

(d)           Sowood shall not, in an Insolvency Proceeding or otherwise, oppose any sale or disposition of any Collateral that is supported by any Credit Agreement Secured Parties or any Secured Counterparties, and Sowood will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale supported by the Credit Agreement Secured Parties or the Secured Counterparties in the Collateral and to have released their Liens in such assets.

6.7           Separate Grants of Security and Separate Classification.  (a) Each of the Credit Agreement Representatives, the Secured Counterparties, and Sowood acknowledges and agrees that (i) the grants of Liens pursuant to the Credit Agreement Security Documents, the Secured Counterparty Security Documents, and the Sowood Security Documents constitute separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Collateral, the Secured Counterparty Obligations, the Sowood Obligations, and the Credit Agreement Obligations are fundamentally different from each other and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding.

(b)           To further effectuate the intent of the parties as provided in the immediately preceding paragraph, if it is held that the claims of the Credit Agreement Secured Parties, Secured Counterparties, or Sowood in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then:

(i)            each of each Secured Counterparty and Sowood hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Loan Parties in respect of the Credit Agreement Primary Collateral (with the effect being that, to the extent that the aggregate value of the Credit Agreement Primary Collateral is sufficient (for this purpose ignoring all claims held by the Secured Counterparties and Sowood), the Credit Agreement Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest, and other claims, all amounts owing in respect of Post-Petition Interest before any distribution is made in respect of the claims held by each of the Secured Counterparties and Sowood, with each Secured Counterparty and Sowood hereby acknowledging and agreeing to turn over to the Credit Agreement Secured Parties amounts otherwise received, or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Secured Counterparties or Sowood and

(ii)           each of the Credit Agreement Representatives, the Secured Counterparties, and Sowood hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Loan Parties in respect of a Secured Counterparty’s Secured Counterparty Primary Collateral (with the effect being that, to the extent that the aggregate value of such Secured Counterparty Primary Collateral is sufficient (for this purpose ignoring all claims held by the Credit Agreement Secured Parties, the other Secured Counterparties and Sowood), such Secured Counterparty shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest, and other claims, all amounts owing in respect of Post-Petition Interest before any distribution is made in respect of the claims held by the Credit Agreement Secured Parties, the other Secured Counterparties, and Sowood, with each of the Credit Agreement Representative, each other Secured Counterparty and Sowood hereby acknowledging and agreeing to turn over to such Secured Counterparty amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Credit Agreement Secured Parties, the other Secured Counterparties, or Sowood.

6.8           No Waivers of Rights of Credit Agreement Secured Parties.  (a)  Nothing contained herein shall prohibit or in any way limit the Credit Agreement Representative or any other Credit Agreement Secured Party from objecting in any Insolvency Proceeding or otherwise to any action taken by any Secured Counterparty with respect to the Credit Agreement Primary Collateral, including the seeking by any Secured Counterparty of adequate protection from the Credit Agreement Primary Collateral or the asserting by any Secured Counterparty of any of its rights and remedies under the Secured Counterparty Documents with respect to the Credit Agreement Primary Collateral.

(b)           Nothing contained herein shall prohibit or in any way limit any Secured Counterparty from objecting in any Insolvency Proceeding or otherwise to any action taken by any Credit Agreement Secured Party with respect to the Secured Counterparty Primary Collateral, including the seeking by any Credit Agreement Secured Party of adequate protection from the Secured Counterparty Primary Collateral or the asserting by any Credit Agreement Secured Party of any of its rights and remedies under the Credit Agreement Documents with respect to the Secured Counterparty Primary Collateral.

(c)           Nothing contained herein shall prohibit or in any way limit any Primary Secured Counterparty from objecting in any Insolvency Proceeding or otherwise to any action taken by any Secondary Secured Counterparty with respect to the Primary Secured Counterparty’s Secured Counterparty Primary Collateral, including the seeking by Secondary Secured Counterparty of adequate protection from the Primary Secured Counterparty’s Secured Counterparty Primary Collateral or the asserting by any Secondary Secured Counterparty of any of its rights and remedies under the Secured Counterparty Documents with respect to the Primary Secured Counterparty’s Secured Counterparty Primary Collateral.

(d)           Nothing contained herein shall prohibit or in any way limit the Credit Agreement Representative or any other Credit Agreement Secured Party or any Secured Counterparty from objecting in any Insolvency Proceeding or otherwise to any action taken by Sowood, including the seeking by Sowood of adequate protection or the asserting by Sowood of any of its rights and remedies under the Sowood Documents or otherwise.

6.9           Plans of Reorganization.  Neither any Secured Counterparty nor Sowood shall support or vote in favor of any plan of reorganization (and each shall be deemed to have voted to reject any plan of reorganization) unless such plan (a) pays off, in cash in full, all Credit Agreement Obligations, (b) is accepted by the class of holders of Credit Agreement Obligations voting thereon and is supported by the Credit Agreement Representative, or (c) incorporates this Agreement by reference and continues the rights and priorities of the Credit Agreement Secured

Parties, the Secured Counterparties, and Sowood in the Collateral after to the effective date of such plan.

6.10         Effectiveness in Insolvency Proceedings.  This Agreement shall be effective both before and after the commencement of an Insolvency Proceeding.

Section 7.  Secured Counterparty Documents, Credit Agreement Documents, and Sowood Documents.  Each of the Loan Parties, each Credit Agreement Representative, on behalf of itself and the Credit Agreement Secured Parties, the Secured Counterparties, and Sowood agrees that it shall not at any time execute or deliver any amendment or other modification to any of the Credit Agreement Documents, Secured Counterparty Documents, or the Sowood Documents inconsistent with or in violation of this Agreement.

Section 8.  Reliance; Waivers; etc.

8.1           Reliance.  The Credit Agreement Documents, the Secured Counterparty Documents, and the Sowood Documents are deemed to have been executed and delivered, and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement.  The Credit Agreement Representatives, the Secured Counterparties, and Sowood expressly waive all notice of the acceptance of and reliance on this Agreement by the other parties.

8.2           No Warranties or Liability.  Each of the Credit Agreement Representatives, the Secured Counterparties, and Sowood acknowledges and agrees that it has not made any representation or warranty with respect to the execution, validity, legality, completeness, collectability, or enforceability of the Credit Agreement Documents, the Secured Counterparty Documents, or the Sowood Documents.  Except as otherwise provided in this Agreement, each Credit Agreement Representative, each Secured Counterparty, and Sowood will be entitled to manage and supervise their respective extensions of credit to any Loan Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

8.3           No Waivers.  No right or benefit of any party hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such party or any other party hereto or by any noncompliance by any Loan Party with the terms and conditions of any of the Credit Agreement Documents, the Secured Counterparty Documents, or the Sowood Documents.

Section 9.  Obligations Unconditional.

9.1           Credit Agreement Obligations Unconditional.  All rights of any Credit Agreement Representative hereunder, and all agreements and obligations of the Secured Counterparties, Sowood, the Borrowers, and the other Loan Parties (to the extent applicable) hereunder, shall remain in full force and effect irrespective of:

(a)           any lack of validity or enforceability of any Credit Agreement Document;

(b)           any change in the time, place, or manner of payment of, or in any other term of, all or any portion of any Credit Agreement Obligations, or any amendment, waiver, or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, or restatement of any Credit Agreement Document;

(c)           prior to the Credit Agreement Obligations Payment Date for any Credit Agreement Obligations, any exchange, release, voiding, avoidance, or non-perfection of any security interest in any Collateral or any other collateral, or any release, amendment, waiver, or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, or restatement of all or any portion of such Credit Agreement Obligations or any guarantee or guaranty thereof; or

(d)           any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of any Credit Agreement Obligations (other than the occurrence of the Credit Agreement Obligations Payment Date for all Credit Agreement Obligations) or of any Secured Counterparty, Sowood, or any Loan Party, to the extent applicable, in respect of this Agreement.

9.2           Secured Counterparty Obligations Unconditional.  Subject to compliance with the terms of this Agreement, all rights and interests of the Secured Counterparties under this Agreement, and all agreements and obligations of the Credit Agreement Representative, Sowood, the Loan Parties, to the extent applicable, hereunder, shall remain in full force and effect irrespective of:

(a)           any lack of validity or enforceability of any Secured Counterparty Document;

(b)           any change in the time, place, or manner of payment of, or in any other term of, all or any portion of the Secured Counterparty Obligations, or any amendment, waiver, or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, or restatement of any Secured Counterparty Document;

(c)           any exchange, release, voiding, avoidance, or non-perfection of any security interest in any Collateral, or any release, amendment, waiver, or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding, or restatement of all or any portion of the Secured Counterparty Obligations or any guarantee or guaranty thereof; or

(d)           any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of the Secured Counterparty Obligations (other than the payment in full of the Secured Counterparty Obligations) or of any Credit Agreement Representative, Sowood, or any Loan Party, to the extent applicable, in respect of this Agreement.

Section 10.  Miscellaneous.

10.1         Conflicts.  In the event of any conflict between the provisions of this Agreement and the provisions of any Credit Agreement Document, any Secured Counterparty Document, or any Sowood Document the provisions of this Agreement shall govern.

10.2         Continuing Nature of Provisions.  This Agreement shall continue to be effective, and shall not be revocable by any party hereto until the Credit Agreement Obligation Payment Date for all Credit Agreement Obligations and the Secured Counterparty Payment Date for all Secured Counterparty Obligations shall have occurred.  This is a continuing agreement and the Credit Agreement Secured Parties, the Secured Counterparties, and Sowood may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies, and provide indebtedness to, or for the benefit of, the Borrowers or any other Loan Party on the faith hereof.

10.3         Amendments.  No amendment or modification of any of the provisions of this Agreement shall be effective unless the same shall be in writing and signed by the Credit Agreement Representative, the Secured Counterparties, and Sowood and, only if the rights or duties of any Loan Party are directly affected thereby, such Loan Party.

10.4         Information Concerning Financial Condition of the Borrowers and the other Loan Parties.  Each of the Credit Agreement Representatives, the Secured Counterparties, and Sowood hereby assume responsibility for keeping itself informed of  the financial condition of the Borrowers and each of the other Loan Parties and all other circumstances bearing upon the risk of nonpayment of the Credit Agreement Obligations, the Secured Counterparty Obligations, or the Sowood Obligations, as the case may be.  Each of the Credit Agreement Representatives, the Secured Counterparties, and Sowood hereby agrees that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances.  In the event any Credit Agreement Representative, any Secured Counterparty, or Sowood, in its sole discretion, undertakes at any time to provide any information to any other party to this Agreement, it shall be under no obligation (i) to provide any such information to such other party or any other party on any subsequent occasion, (ii) to undertake any investigation not a part of its regular business routine, or (iii) to disclose any other information.

10.5         Governing Law.  This Agreement shall be construed in accordance with and governed by the law of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

10.6         Submission to Jurisdiction.  (a)  Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that any of the Credit Agreement Secured Parties, the Secured Counterparties, or Sowood may otherwise have to bring any action or proceeding relating to this Agreement or any Credit Agreement Documents, the Secured Counterparty Documents, or the Sowood Documents against the Borrowers or any other Loan Party or its properties in the courts of any jurisdiction.

(b)           Each party hereto hereby irrevocably and unconditionally waives to the fullest extent they may legally and effectively do so (i) any objection it may now or hereafter have to the laying of venue of any suit, action, or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section and (ii) the defense of an inconvenient forum to the maintenance of such suit, action, or proceeding.

(c)           Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.7.  Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

10.7         Notices.  Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or five days after deposit in the United States mail (certified, with postage prepaid and properly addressed).  For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section) shall be as set forth below each party’s name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

10.8         Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and each of the Credit Agreement Secured Parties and their respective successors and assigns, and nothing herein is intended, or shall be construed to give, any other Person any right, remedy, or claim under, to or in respect of this Agreement or any Collateral.  All references to any Loan Party shall include any Loan Party as debtor-in-possession and any receiver or trustee for such Loan Party in any Insolvency Proceeding.

10.9         Headings.  Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

10.10       Severability.  Any provision of this Agreement held to be invalid, illegal, or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality, or unenforceability without affecting the validity, legality, and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

10.11       Counterparts; Integration; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective when it shall have been executed by each party hereto.

10.12       Additional Secured Counterparties.  If any Person elects to become a Secured Counterparty, such Person may become a party to this Agreement by executing and delivering to each Credit Agreement Representative, each Secured Counterparty, Sowood, and the Borrowers a joinder agreement in substantially the form of the attached Exhibit D, whereupon such Person shall be bound by the terms of this Agreement as a Secured Counterparty as indicated in such joinder agreement.

10.13       Existing Intercreditor Agreement.  Each Loan Party, Sowood, and VPEM agrees that the Intercreditor Agreement dated as of September 27, 2002 (“Existing Intercreditor Agreement”) between Sowood and VPEM has terminated and this Agreement supersedes the Existing Intercreditor Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

SOCIETE GENERALE, as Credit Agreement
Representative for and on behalf of the Credit
Agreement Secured Parties

By:	/s/ Emmanuel Chesneau
Name:	Emmanuel Chesneau
Title:	Managing Director

By:	/s/ Chung Taek-Oh
Name:	Chung Taek-Oh
Title:	Associate

Address for Notices: 1221 Avenue of the Americas
New York, NY 10020
Attention: Mr. Emmanuel Chesneau
Telecopy No.: 212-278-7953

With a copy to: 1221 Avenue of the Americas
New York, NY 10020
Attention: Ms. Barbara Paulsen
Telecopy No.: 212-278-7953

VIRGINIA POWER ENERGY MARKETING,
INC., as Secured Counterparty

By:	/s/ [ILLEGIBLE]
Name:	[ILLEGIBLE]
Title:

Address for Notices:

Attention:
Telecopy No.:

With a copy to:

Attention:
Telecopy No.:

SOWOOD COMMODITY PARTNERS FUND LP

By:	SOWOOD COMMODITY PARTNERS GP, LP, its general partner

By:	Sowood GP LLC, its general partner

By:	/s/ Megan Kelleher
Name:	Megan Kelleher
Title:	Member

Address for Notices: 500 Boylston Street, 17th floor
Boston, MA 02116
Attention: Megan Kelleher
Telecopy No.: 617-603-3330

With a copy to:

Attention:
Telecopy No.:

MXENERGY INC.

By:	/s/ Carole R. Artman-Hodge
Name:	Carole R. Artman-Hodge
Title:	Executive Vice President, Chief Operating Officer and Secretary

MXENERGY ELECTRIC INC.

By:	/s/ Carole R. Artman-Hodge
Name:	Carole R. Artman-Hodge
Title:	Vice President, Secretary and Treasurer

MXENERGY HOLDINGS INC.

By:	/s/ Carole R. Artman-Hodge
Name:	Carole R. Artman Hodge
Title:	Executive Vice President, Chief Operating Officer and Secretary

MXENERGY CAPITAL HOLDINGS CORP.

MXENERGY CAPITAL CORP.

ONLINE CHOICE INC.

MXENERGY GAS CAPITAL HOLDINGS CORP.

MXENERGY ELECTRIC CAPITAL HOLDINGS CORP.

MXENERGY GAS CAPITAL CORP.

MXENERGY ELECTRIC CAPITAL CORP.

TOTAL GAS & ELECTRIC INC.

By:	/s/ Carole R. Artman-Hodge
Name:	Carole R. Artman-Hodge
Title:	Executive Vice President, Chief Operating Officer and Secretary

TOTAL GAS & ELECTRICITY (PA) INC.

By:	/s/ Carole R. Artman-Hodge
Name:	Carole R. Artman-Hodge
Title:	Chief Operating Officer

For the Borrowers and Guarantors:

Address for Notices: 595 Summer Street, Suite 300
Stamford, CT 06901
Attention: Mr. Chaitu Parikh
Telecopy No.: 203-356-1318

With a copy to: 595 Summer Street, Suite 300
Stamford, CT 06901
Attention: Mr. Thomas W. Hartmann
Telecopy No.: 203-356-1318